EXHIBIT 10.1

AMENDMENT NO. 3 TO AMENDED AND RESTATED ASSET-BASED REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED ASSET-BASED REVOLVING CREDIT AGREEMENT is entered into as of July 20, 2020 (this “Amendment”) by and among Warrior Met Coal, Inc., a Delaware corporation (“Holdings”), certain of its subsidiaries identified therein as borrowers (together with Holdings, each a “Borrower” and collectively, the “Borrowers”), the Lenders (as defined below) party hereto and Citibank, N.A., as administrative agent and collateral agent (in such capacities, including any successor thereto, the “Administrative Agent”).
W I T N E S S E T H :
WHEREAS, Holdings, certain of its subsidiaries, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Amended and Restated Asset-Based Revolving Credit Agreement, dated as of October 15, 2018 (as amended by that certain Amendment No. 1 to Amended and Restated Asset-Based Revolving Credit Agreement, dated as of November 16, 2018, as amended by that certain Amendment No. 2 to Amended and Restated Asset-Based Revolving Credit Agreement, dated as of December 19, 2019 and as further amended, restated, supplemented, and/or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and as amended by this Amendment, the “Amended Credit Agreement”); capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Amended Credit Agreement;
WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement as provided herein;
WHEREAS, pursuant to such request, the Administrative Agent and the undersigned Lenders, constituting all of the Lenders under the Credit Agreement, are willing to amend the terms of the Credit Agreement, subject to the terms and conditions hereof;
        NOW, THEREFORE, in consideration of the mutual agreements contained in this Amendment and the Amended Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Amendments.
(a)Clause (a) (iii) of the definition of “Borrowing Base” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(iii) the lesser of (A) eighty-five percent (85%) of the remainder of (x) Inventory Value of the Eligible Coal Inventory of the Borrowers minus (y) the Lower of Cost or Market Reserve and any other Reserves established or maintained by the Administrative Agent in its Reasonable Credit Judgment in respect of any Eligible Coal Inventory of the Borrowers and (B) eighty-five percent (85%) of the Net Orderly Liquidation Value of the Eligible Coal Inventory of the Borrowers; provided, in no event shall the aggregate amount included in the Borrowing Base under this clause (iii) exceed 50.0% of an amount equal to (x) the sum of clauses (i), (ii) (for the avoidance of doubt, determined prior to giving effect to the proviso therein), (iii) (for the avoidance of doubt, determined prior to giving effect to this proviso), (iv) (for the avoidance of doubt, determined prior to giving effect to the proviso therein), and (v), minus (y) any Reserves in effect under clause (b); plus
(b)The definition of “Eurocurrency Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing “zero” as the last word thereof with “0.50%”.
Section 2.Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders, as of the Third Amendment Effective Date, that:
(a)No Default. Immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
(b)Representations and Warranties True and Correct. Immediately after giving effect to this Amendment, each of the representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects (or, with respect to any representation or warranty that is itself modified or qualified by materiality or a “Material Adverse Effect” standard, such representation or warranty shall be true and correct in all respects) with the same effect as if made on the Third Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, with respect to any representation or warranty that is itself modified or qualified by materiality or a “Material Adverse Effect” standard, such representation or warranty shall be true and correct in all respects) as of such earlier date.
Section 3.Effectiveness. This Amendment shall become effective on the date (the “Third Amendment Effective Date”) on which the Administrative Agent shall have received:
(a)a signed counterpart of this Amendment from each Loan Party and each Lender under the Credit Agreement;
(b)no Default or Event of Default shall have occurred and be continuing, or would result from, the consummation of the transactions contemplated by this Amendment (including any Credit Extension to be made on the Third Amendment Effective Date and the application of the proceeds thereof);

(c)the representations and warranties of each Loan Party and its Subsidiaries contained in this Amendment and each other Loan Document, shall be true and correct in all material respects (or, if such representation or warranty is subject to a materiality or Material Adverse Effect qualification, in all respects) on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, if such representation or warranty is subject to a materiality or Material Adverse Effect qualification, in all respects) as of such earlier date;
(d)a certificate signed by a Responsible Officer of Holdings certifying that the conditions set forth in Sections 3(b) and 3(c) have been satisfied as of such date;
(e)as consideration for the execution and delivery of this Amendment, the Borrowers shall pay in immediately available funds in U.S. dollars to the Administrative Agent on the Third Amendment Effective Date, for the account of each Lender party hereto, on a ratable basis, a fully-earned nonrefundable fee equal to 0.25% of the aggregate principal amount of Loans and unused Commitments held by each Lender on the Third Amendment Effective Date; and
(f)all fees in the amounts specified in that certain Fee Letter, dated as of the date hereof, by and between the Borrowers and the Administrative Agent, to be made within the timeframe set forth therein.
Section 4.Reaffirmation and Consent.
(a)Each Loan Party hereby consents to the execution, delivery and performance of this Amendment and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Third Amendment Effective Date, be deemed to be a reference to the Amended Credit Agreement.
(b)Each Guarantor party hereto hereby consents to the terms and conditions of this Amendment and the Amended Credit Agreement.
(c)Each Borrower and each Guarantor hereby acknowledges and agrees that (i) all of its respective obligations and liabilities under the Credit Agreement are reaffirmed, and remain in full force and effect, and (ii) after giving effect to this Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by this Amendment, are reaffirmed, and remain in full force and effect.
(d)Each Loan Party hereby irrevocably and unconditionally ratifies and reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Amended Credit Agreement, and shall continue to secure the Obligations, in each case, on and subject to the terms and conditions set forth in the Amended Credit Agreement and the other Loan Documents.

(e)Nothing in this Section 4 shall create or otherwise give rise to any right to consent on the part of the Guarantors to the extent not required by the express terms of the Loan Documents.
Section 5.Covenants.
Notwithstanding anything to the contrary contained in the Credit Agreement or any Loan Document, the aggregate principal amount of all Commitments of JPMorgan Chase Bank, N.A. (“JPM”) shall automatically terminate on February 28, 2021 (the “JPM Termination Date”) (for the avoidance of doubt, until the JPM Termination Date, JPM’s obligations to fund its Applicable Percentage of any Borrowing shall continue as required by Section 2.02(b) of the Credit Agreement) and on the JPM Termination Date, the Borrowers shall repay any and all outstanding Loans of JPM in accordance with Section 2.08 of the Credit Agreement; provided that JPM shall not acquire or increase its Commitments on or after the Third Amendment Effective Date. On or prior to the JPM Termination Date, the Borrowers may terminate and reduce (such transaction, the “Specified Reduction”) all of the outstanding Loans and Commitments held by JPM as of the Third Amendment Effective Date, less any amounts assigned, sold or otherwise transferred by JPM to any other Person on or prior to the date of such Specified Reduction pursuant to Section 11.06 of the Credit Agreement. Each of the Lenders party hereto, constituting all of the Lenders under the Credit Agreement, hereby agrees and consents to (x) the JPM Termination Date (including the termination of the Commitments of JPM and the repayment of all Loans owed to JPM on such date) and (y) the Specified Reduction, in each case, as set forth in this Section 5.   For the avoidance of doubt, the parties hereto agree that any failure by the Borrowers to comply with the obligations set forth in this Section 5 shall constitute an Event of Default under Section 8.01(a) of the Credit Agreement.
Section 6.Costs and Expense. Each Borrower hereby reconfirms its obligations pursuant to Section 11.04(a) of the Credit Agreement to pay and reimburse the Administrative Agent for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.
Section 7.No Waiver; Continuing Effect. This Amendment shall be effective only in this specific instance for the specific purpose set forth herein. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein shall continue to secure the payment of all Obligations of the Loan Parties, as amended by this Amendment. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment or waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of, or consent to, any Default or Event of Default now existing or hereafter arising under the Credit Agreement or any other Loan Document and the Administrative Agent and the Lenders expressly reserve all of their rights and remedies under the Credit Agreement and the other Loan Documents, under applicable law or otherwise. This Amendment shall constitute a Loan Document.
Section 8.Governing Law; etc. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions in Sections 11.14(b), 11.14(c) and 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
Section 9.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Any signature to this agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this agreement. Each of the Parties represents and warrants to the other Parties that it has the corporate capacity and authority to execute the Agreement through electronic means and there are no restrictions for doing so in such Party’s constitutive documents. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 10.Headings. Section headings in this Amendment are included for convenience of reference only and shall not affect the interpretation of this Amendment.
Section 11.Binding Effect; Illegality. This Amendment shall be binding upon and inure to the benefit of the Loan Parties, the Administrative Agent and the Lenders and their respective successors and assigns in accordance with the terms of the Amended Credit Agreement. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.
Section 12.No Novation. Neither this Amendment nor the Amended Credit Agreement shall constitute a novation of the Credit Agreement or any of the Obligations thereunder.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS AND GUARANTORS:

WARRIOR MET COAL, INC.
WARRIOR MET COAL GAS, LLC
WARRIOR MET COAL MINING, LLC
WARRIOR MET COAL TRI, LLC
WARRIOR MET COAL BCE, LLC
WARRIOR MET COAL LAND, LLC
WARRIOR MET COAL WV, LLC
WARRIOR MET COAL LA, LLC,

By:__/s/ Dale W. Boyles_________________________
        Name: Dale W. Boyles
        Title: Chief Financial Officer

WARRIOR MET COAL INTERMEDIATE HOLDCO, LLC
By: Warrior Met Coal, Inc., its sole member and manager

By: /s/ Dale W. Boyles
Name: Dale W. Boyles
Title: Chief Financial Officer

[Signature Page to Amendment No. 3 to ABL Credit Agreement]

CITIBANK, N.A.,
as Administrative Agent, a Lender,
L/C Issuer and Swingline Lender

By:_____/s/ Allister Chan ____________________
        Name: Allister Chan
        Title: Director and Vice President

[Signature Page to Amendment No. 3 to ABL Credit Agreement]

BMO Harris Bank N.A.,
as a Lender

By:_____/s/ Brittany Malone _____________________
        Name: Brittany Malone
        Title: Vice President
[Signature Page to Amendment No. 3 to ABL Credit Agreement]

Goldman Sachs Bank USA,
as a Lender

By:_____/s/ Jamie Minieri_____________________
        Name: Jamie Minieri
        Title: Authorized Signatory
[Signature Page to Amendment No. 3 to ABL Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
as a Lender and L/C Issuer

By:_____/s/ Lingzi Huang_____________________
        Name: Lingzi Huang
        Title: Authorized Signatory

By:_____/s/ Brady Bingham____________________
        Name: Brady Bingham
        Title: Authorized Signatory
[Signature Page to Amendment No. 3 to ABL Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:_____/s/ James Shender_____________________
        Name: James Shender
        Title: Executive Director
[Signature Page to Amendment No. 3 to ABL Credit Agreement]

Regions Bank,
as a Lender

By:_____/s/ Mark A. Kassis_____________________
        Name: Mark A. Kassis
        Title: Managing Director

[Signature Page to Amendment No. 3 to ABL Credit Agreement]

Morgan Stanley Senior Funding, Inc.,
as a Lender

By:_____/s/ Jake Dowden_____________________
        Name: Jake Dowden
        Title: Vice President
[Signature Page to Amendment No. 3 to ABL Credit Agreement]

ROYAL BANK OF CANADA,
as a Lender

By:_____/s/ Laura M. Ryan_____________________
        Name: Laura M. Ryan
        Title: Authorized Signatory
[Signature Page to Amendment No. 3 to ABL Credit Agreement]